2

Prepared by, recorded
at the request of, and
when recorded return to:

Diane S. White
King & Spalding
191 Peachtree Street
Atlanta, Georgia 30303-1763


NOTICE TO RECORDING CLERK: CROSS INDEX TO MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND PROFITS, SECURITY AGREEMENT AND FIXTURE FILING
RECORDED IN RECORD 93-15132 IN THE OFFICE OF THE RECORDER OF
TIPPECANOE COUNTY, INDIANA, AS AMENDED BY FIRST AMENDMENT TO MORTGAGE, ASSIGNMENT OF LEASES, RENTS AND PROFITS, SECURITY AGREEMENT AND
FIXTURE FILING RECORDED IN RECORD 95-04554, AFORESAID RECORDS.



     SECOND AMENDMENT TO MORTGAGE , ASSIGNMENT OF LEASES,
RENTS AND PROFITS, SECURITY AGREEMENT AND FIXTURE FILING


          THIS SECOND AMENDMENT ("Amendment"), dated as of December __, 1996 between FAIRFIELD MANUFACTURING COMPANY, INC. (formerly known as Central Alabama Grain Company, Inc.), a Delaware corporation, having its principal place of business and chief executive office at U.S. 52 South, Lafayette, Indiana 47903 ("Mortgagor"), as successor by merger to Fairfield Manufacturing Company, Inc., an Indiana corporation ("Old Fairfield"), and GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, having an office at 3379 Peachtree Road, N.E., Suite 600, Atlanta, Georgia 30326 ("GE Capital"), as agent for itself and the other lenders ("Lenders") from time to time party to the "Loan Agreement" (as defined herein) (GE Capital, in such capacity, is herein referred to as "Mortgagee").

     WITNESSETH:

          WHEREAS, as security for its obligations to Lenders and Mortgagee under that certain Loan Agreement, dated as of July 7, 1993 as amended or modified from time to time, including, without limitation, pursuant to a First Amendment to Loan Agreement, dated as of September 30, 1994, a Second Amendment to Loan Agreement, dated March 30, 1995, but effective as of December 31, 1994 ("Second Amendment"), a Third Amendment to Loan Agreement, dated as of March 31, 1995 ("Third Amendment"), and a Fourth Amendment to Loan Agreement, dated as of even date herewith ("Fourth Amendment") (as so amended or modified, the "Loan Agreement"), among Mortgagor, as successor by merger to Old Fairfield, Lenders and Mortgagee, Old Fairfield executed and delivered in favor of Mortgagee that certain Mortgage, Assignment of Leases, Rents and Profits, Security Agreement and Fixture Filing, dated as of July 7, 1993 and recorded at record 93-15132 in the office of the Recorder of Tippecanoe County, Indiana (as previously amended as described below, the "Mortgage"; capitalized terms used herein and not defined herein have the meanings assigned to them in the Mortgage), pursuant to which Old Fairfield mortgaged and collaterally assigned to Mortgagee and granted a security interest to Mortgagee in the Secured Property; and

          WHEREAS, pursuant to the Second Amendment and the Third Amendment, subject to the terms and conditions set forth therein,
(a) Lenders increased the amount of the "Commitment" (as defined in the Loan Agreement) by Five Million Dollars ($5,000,000) to Twenty Million Dollars ($20,000,000), (b) at Mortgagor's election subsequent to the date thereof, Lenders agreed to increase further the amount of the Commitment by Five Million Dollars ($5,000,000) to Twenty-Five Million Dollars ($25,000,000) (the "Subsequent Commitment Increase") and (c) Lenders extended the final maturity date of the "Term Loans" and the "Revolving Loans" (as defined in the Loan Agreement) to December 31, 1999; and

          WHEREAS, in connection with the Third Amendment, Mortgagor and Mortgagee entered into a First Amendment to Mortgage, Assignment of Leases, Rents and Profits, Security Agreement and Fixture Filing, dated as of March 31, 1995 and recorded at record 95-04554 in the office of the Recorder of Tippecanoe County, Indiana, pursuant to which Mortgagor and Mortgagee amended the Mortgage to give effect to the terms of the Third Amendment; and

          WHEREAS, on the date hereof, Mortgagor, Lenders and Mortgagee have entered into the Fourth Amendment, pursuant to which, subject to the terms and conditions set forth therein, (a) Mortgagor, Lenders and Mortgagee have agreed to modify in certain respects the manner in which the Subsequent Commitment Increase may be effected;
(b) Lenders have agreed to extend the final maturity date of the Revolving Loans to July 1, 2001; (c) Lenders have agreed to make additional term loans to Borrower (the "New Term Loans") in the aggregate principal amount of Fifteen Million Dollars ($15,000,000);
(d) Lenders and Mortgagor have agreed to consolidate the existing "Term Loans", as defined in the Loan Agreement (herein, the "Original Term Loans"), the aggregate outstanding principal balance of which is Eighteen Million Dollars ($18,000,000), into a single term loan in the principal amount of Thirty-Three Million Dollars ($33,000,000) (the "Term Loan"), having a final maturity date of December 31, 2000; and
(e) Mortgagor, Lenders and Mortgagee have agreed to amend the Loan Agreement in certain other respects; and

          WHEREAS, in connection with the Fourth Amendment, Mortgagor desires to join with Mortgagee in the execution of this amendment in order to (a) confirm that the Original Term Loans and the New Term Loans, as consolidated into the Term Loans, are secured by the Mortgage and that any Revolving Loans made under the Subsequent Commitment Increases (as defined in the Fourth Amendment) (if effected) will be secured by the Mortgage and (b) to amend the Mortgage in certain respects related thereto;

          NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00), the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Amendment to Cover Page of Mortgage. The Mortgage is hereby amended by deleting the last paragraph on the cover page thereto in its entirety and substituting in lieu thereof the following paragraph:

          THIS MORTGAGE SECURES CREDIT IN THE AMOUNT OF UP TO $55,000,000. LOANS AND ADVANCES UP TO THIS AMOUNT, TOGETHER WITH INTEREST, ARE SENIOR TO INDEBTEDNESS TO OTHER CREDITORS UNDER SUBSEQUENTLY RECORDED OR FILED MORTGAGES AND LIENS.

     2. Amendment to Description of Indebtedness. The description of the Indebtedness set forth in clause (a) of the Mortgage beginning on page 1 of the Mortgage and ending on page 2 of the Mortgage is hereby amended by deleting subclauses (i) and (ii) thereof in their entireties and substituting in lieu thereof the following revised subclauses (i) and (ii):

          (i) that certain Revolving Credit Note made by Mortgagor in favor of GE Capital, as sole Lender under the Loan Agreement, dated March 31, 1995, in the original principal amount of TWENTY MILLION DOLLARS ($20,000,000), with final payment being due no later than July 1, 2001 (the "Revolving Credit Note"), which note has been issued by Mortgagor in extension and renewal, to the extent of the sum of Fifteen Million Dollars ($15,000,000), of that certain Revolving Credit Note, dated as of July 7, 1993, in the original principal amount of Fifteen Million Dollars ($15,000,000) issued by Old Fairfield to GE Capital, as such note may be amended, modified, supplemented or replaced in order to increase the amount thereof to a maximum amount of Twenty-Five Million Dollars ($25,000,000) in connection with the "Subsequent Commitment Increases" (as that term is defined in the Loan Agreement), (ii) that certain Term Note made by Mortgagor in favor of GE Capital, as sole Lender under the Loan Agreement, dated December 5, 1996, in the principal amount of THIRTY-THREE MILLION DOLLARS ($33,000,000) with final payment being due December 31, 2000, which note has been issued by Mortgagor in extension and renewal, to the extent of the sum of Eighteen Million Dollars ($18,000,000), of that certain Term Note, dated as of July 7, 1993, in the original principal amount of Twenty-Five Million Dollars ($25,000,000), issued by Old Fairfield to GE Capital (the "Term Note"; the Revolving Credit Note and the
Term Note, collectively, the "Notes").

     3.   Amendment to Section 29 of the Mortgage.

          (a)  Section 29 of the Mortgage is hereby
               amended by deleting the first address
               for notices set forth in clause (a)
               thereof and substituting in lieu thereof the following:

                    General Electric Capital Corporation
                    201 High Ridge Road
                    Stamford, Connecticut 06927-5100
                    Attention: Susan L. Poland, Esq.
                    Telecopier No.: (203) 316-7554
                    Telephone No.: (203) 316-7889

          (b)  Section 29 of the Mortgage is further
               amended by deleting the address for
               Mortgagor set forth in clause (b)
               thereof and substituting in lieu thereof the following:

                    Fairfield Manufacturing Company, Inc.
                    U.S. 52 South
                    Lafayette, Indiana 47903
                    Attention: Mr. Richard A. Bush
                              Vice President - Finance
                    Telecopier No.:   (317) 477-7342
                    Telephone No.:   (317) 474-3474

     4. Effect of Amendment. As amended hereby, the Mortgage shall continue in full force and effect, and Mortgagor hereby ratifies and reaffirms all provisions thereof.

          IN WITNESS WHEREOF, Mortgagor and Mortgagee have caused this Amendment to be duly executed and acknowledged under seal as of the day and year first above written.

                                   MORTGAGOR:

                                   FAIRFIELD MANUFACTURING
                                       COMPANY, INC.


                                   By:_______________________________
                                     Richard A. Bush
                                     Vice President-Finance


                                   Attest:_____________________________
                                       Name:
                                       Title:

                                       [CORPORATE SEAL]




                                   GENERAL ELECTRIC CAPITAL
                                       CORPORATION, as Agent


                                   By:_______________________________
                                     Elaine L. Moore
                                     Senior Vice President,
                                     as duly authorized


[CORPORATE SEAL]

STATE OF INDIANA

COUNTY OF TIPPECANOE


     Before me, a notary public in and for said county and state, personally appeared Richard A. Bush, the Vice President-Finance of FAIRFIELD MANUFACTURING COMPANY, INC., a Delaware corporation, who acknowledged as such that the seal affixed to the foregoing instrument is the corporate seal of said corporation; and that the foregoing instrument was signed and sealed on behalf of said corporation by authority of its board of directors; and said Richard A. Bush personally acknowledged the execution of said instrument to be the true act and deed of said corporation; and that any representations contained herein are true.

     WITNESS my hand and Notarial Seal this ____ day of December, 1996.



                                   Name:  _____________________________

                                   Notary Public for:  ________________


                                   My Commission Expires:

                                   ____________________________________


                                   My county of residence:

                                   ____________________________________

                                        [NOTARY SEAL]


STATE OF NEW YORK

COUNTY OF NEW YORK


     Before me, a notary public in and for said county and state, personally appeared ________________, the _________________ of FAIRFIELD
MANUFACTURING COMPANY, INC., a Delaware corporation, who acknowledged as such that the seal affixed to the foregoing instrument is the corporate seal of said corporation; and that the foregoing instrument was signed and sealed on behalf of said corporation by authority of its board of directors; and said _________________ personally acknowledged the execution of said instrument to be the true act and deed of said corporation; and that any representations contained herein are true.

     WITNESS my hand and Notarial Seal this ____ day of December, 1996.



                                   Name:  _____________________________

                                   Notary Public for:  ________________


                                   My Commission Expires:

                                   ____________________________________


                                   My county of residence:

                                   ____________________________________

                                        [NOTARY SEAL]

STATE OF GEORGIA

COUNTY OF FULTON


     Before me, a notary public in and for said county and state personally appeared Elaine L. Moore, a Senior Vice President, being duly authorized to sign for GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation, who acknowledged as such that the seal affixed to the foregoing instrument is the corporate seal of said corporation; and that the foregoing instrument was signed in behalf of said corporation by authority of its board of directors and said Elaine L. Moore acknowledged the execution of said instrument to be the true act and deed of said corporation, and that any representations contained herein are true.

     WITNESS my hand and Notarial Seal this ____ day of December, 1996.



                                   Name:  _____________________________

                                   Notary Public for:  ________________


                                   My Commission Expires:

                                   ____________________________________


                                   My county of residence:

                                   ____________________________________

                                        [NOTARY SEAL]

This instrument was prepared by Diane S. White, King & Spalding, 191 Peachtree Street, Atlanta, Georgia 30303-1763